SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 15, 2000

                                GARDEN.COM, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
              ----------------------------------------------------
                 (State or other jurisdiction or incorporation)

             0-26265                              74-2765381
     ------------------------          ------------------------------
     (Commission File Number)          (I.R.S. Employer I.D. Number)


        3301 Steck Avenue
          Austin,  Texas                             78757
----------------------------------     ------------------------------
(Address of Principal Executive                    (Zip Code)
           Offices)

                                  512-532-4000
              ----------------------------------------------------
              (Registrant's telephone number; including area code)

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Item  5.  Other  Events.
-----------------------

     On November 15, 2000, Garden.com, Inc. announced that it will begin a phased shut-down of its retail operations and the sale of its consumer business assets. The Company will continue to evaluate strategic alternatives for its technology assets. The press release for this announcement is attached as
Exhibit  99.1  hereto  and  is  incorporated  herein  by  reference.

Item  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.
-------------------------------------------------------------------------------

     (c)     Exhibits

     99.1--Press  Release,  dated  November  15,  2000.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Garden.com, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GARDEN.COM,  INC.
Date:  November  15,  2000
                                         BY      /s/  Clifford  A.  Sharples
                                           -------------------------------------
                                              Clifford  A.  Sharples,  President
                                              and  Chief  Executive  Officer


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